Kensington Active Advantage Fund
Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 33.4%	Shares	Value
iShares Broad USD High Yield Corporate Bond ETF (a)	48,200	$1,774,242
Janus Henderson AAA CLO ETF (a)	2,000	101,420
Janus Henderson B-BBB CLO ETF (a)	29,260	1,424,084
Janus Henderson Securitized Income ETF	30,713	1,607,826
John Hancock High Yield ETF (a)	25,000	634,250
PIMCO Multi Sector Bond Active ETF	66,268	1,746,162
Pimco Senior Loan Active Exchange-Traded Fund (a)	35,476	1,787,458
SPDR Blackstone Senior Loan ETF (a)	30,000	1,233,900
TOTAL EXCHANGE TRADED FUNDS (Cost $10,378,371)		10,309,342

OPEN-END FUNDS - 25.2%	Shares	Value
Manning & Napier High Yield Bond Series - Class Z (b)	802,502	7,776,240
TOTAL OPEN-END FUNDS (Cost $7,950,000)		7,776,240

SHORT-TERM INVESTMENTS - 16.2%		Value
Investments Purchased with Proceeds from Securities Lending - 16.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.42% (c)	5,004,428	5,004,428
TOTAL SHORT-TERM INVESTMENTS (Cost $5,004,428)		5,004,428

TOTAL INVESTMENTS - 74.8% (Cost $23,332,799)		23,090,010
Money Market Deposit Account - 41.4% (d)		12,805,658
Liabilities in Excess of Other Assets - (16.2)%		(4,994,841)
TOTAL NET ASSETS - 100.0%		$30,900,827
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $4,891,441 which represented 15.8% of net assets.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Kensington Active Advantage Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$10,309,342	$–	$–	$10,309,342
Open-End Funds	7,776,240	–	–	7,776,240
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,004,428
Total Investments	$18,085,582	$–	$–	$23,090,010

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,004,428 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.